EXHIBIT 13.2

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                            REPORT OF FOREIGN ISSUER
                      PURSUANT TO RULE 13a-16 OR 15d-16 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


For the Quarterly Payment Date on February 20, 2003


                           CRUSADE MANAGEMENT LIMITED,
             ------------------------------------------------------
               as manager of the Crusade Global Trust No.1 of 2002
             (Exact name of Registrant as specified in its Charter)


             LEVEL 11, 55 MARKET STREET, SYDNEY, NSW 2000, AUSTRALIA
             -------------------------------------------------------
                    (Address of principal executive offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                         Form 20-F [X]    Form 40-F [ ]

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                            Yes [ ]          No [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_____________________________ .

OTHER EVENTS

         On the Quarterly Payment Date falling on February 20, 2003, Perpetual Trustees Consolidated Limited, in its capacity as issuer trustee (the "Issuer Trustee") made a regular quarterly distribution of principal and interest to the holders of the Class A Mortgage-Backed Floating Rate Notes (the "Notes").


FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         See page 4 for Exhibit Index

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 1 of 2002, by the undersigned, thereunto duly authorized.


                                    CRUSADE MANAGEMENT LIMITED,
                                    as Trust Manager for the
                                    Crusade Global Trust No.1 of 2002,
                                    --------------------------------------------
                                    (Registrant)



Dated: March 3, 2003               By:    /S/  ROGER DESMARCHELIER
                                       -----------------------------------------
                                        Name:  Roger Desmarchelier
                                        Title: Executive Manager

EXHIBIT INDEX

-------    ---------------------------------------------------------------------
Exhibit    Description
-------    ---------------------------------------------------------------------
  99.1     The Noteholders Report for the Quarterly Payment Date on
           February 20, 2003

                                                                    EXHIBIT 99.1

                               NOTEHOLDERS REPORT

                        CRUSADE GLOBAL TRUST NO.1 OF 2002

                      COUPON PERIOD ENDING 20 FEBRUARY 2003

--------------------------------------------------------------------------------------------------------------------
USD NOTES
--------------------------------------------------------------------------------------------------------------------
                       FV OUTSTANDING                                 COUPON PAYMENTS     PRINCIPAL      CHARGE
                            (USD)         BOND FACTOR   COUPON RATE        (USD)       PAYMENTS (USD)  OFFS (AUD)
--------------------------------------------------------------------------------------------------------------------

CLASS A NOTES          629,881,626.16      71.577458%     1.58000%      2,776,128.68   57,657,121.48      0.00
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                       FV OUTSTANDING                                 COUPON PAYMENTS     PRINCIPAL      CHARGE
                            (AUD)          BOND FACTOR   COUPON RATE        (AUD)       PAYMENTS (AUD)  OFFS (AUD)
--------------------------------------------------------------------------------------------------------------------

CLASS B NOTES          28,395,000.00       100.000000%    5.33720%        381,988.52         0.00         0.00


CLASS C NOTES          11,900,000.00       100.000000%    5.56720%        166,985.49         0.00         0.00
--------------------------------------------------------------------------------------------------------------------


                                                                      31Jan03
POOL SUMMARY                                                            AUD
------------                                                     ---------------
Outstanding Balance - Variable Rate Housing Loans                   991,991,078
Outstanding Balance - Fixed Rate Loans                              271,397,578
Number of Loans                                                          10,002
Weighted Average Current LVR                                             64.13%
Average Loan Size                                                       126,314
Weighted Average Seasoning                                              29 mths
Weighted Average Term to Maturity                                      268 mths


PRINCIPAL COLLECTIONS                                                   AUD
---------------------                                            ---------------
Scheduled Principal Payments                                       9,003,709.37
Unscheduled Principal Payments                                   110,308,347.39
Redraws                                                            7,356,481.08

Principal Collections                                            111,955,575.68


TOTAL AVAILABLE PRINCIPAL                                               AUD
-------------------------                                        ---------------
Principal Collections                                            111,955,575.68
Principal Charge Offs                                                      0.00
Pay Back of Principal Draw                                                 0.00
Total Available Principal                                        111,955,575.68

Outstanding Principal Draws From Previous Period                           0.00

Principal Distributed                                            111,955,575.68
Principal Retained                                                         0.00


TOTAL AVAILABLE FUNDS                                                   AUD
---------------------                                            ---------------
Available Income                                                  23,790,504.72
Principal Draw                                                             0.00
Liquidity Draw                                                             0.00

Total Available Funds                                             23,790,504.72


REDRAW & LIQUIDITY FACILITIES                                           AUD
-----------------------------                                    ---------------
Redraw Shortfall                                                           0.00
Redraw Carryover Charge Offs                                               0.00


CPR
---
                                            NOV-02     DEC-02     JAN-03
                       1 MTH CPR            27.20%     27.50%     26.02%

ARREARS
-------
                            % OF POOL
                          (BY BALANCE)
31 - 59 DAYS                  0.76%
60 - 89 DAYS                  0.19%
90+ DAYS                      0.06%
DEFAULTS                       Nil
LOSSES                         Nil